Supplement to the
Fidelity Advisor® Industrials Fund
Class A, Class M, Class C, Class I and Class Z
September 29, 2022
Summary Prospectus

Janet Glazer no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Portfolio Manager) has managed the fund since 2023.
AFCY-SUSTK-0623-104 1.9880398.104	June 30, 2023